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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2009

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
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                            (Commission File Number)

             Nevada                                               86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective as of the close of business on April 3, 2009, Ms Judy Lindstrom and Steven Kurtzman, MD, resigned as directors of the Registrant and Ms Lindstrom also resigned as President and Chief Officer. Both Ms Lindstrom and Dr. Kurtzman continue as Directors of Oncologix Corporation, the Registrant's subsidiary, and Ms Lindstrom continues as President and Chief Executive Officer of Oncologix Corporation. Effective as of the same time, Mr. Anthony Silverman was elected as a Director and as President and Chief Executive Officer of the Registrant. Mr. Silverman's background is as follows:

     ANTHONY SILVERMAN, who formerly resigned as a member of our Board of Directors on October 12, 2007, now will serve as Director, President and Chief Executive Officer. He is the holder , and is the holder, together with his affiliates, of 24,984,852 shares of our common stock. He is a private investor in Scottsdale, Arizona investing in micro and small-cap public companies. Mr. Silverman has been a shareholder of BestNet since April 2002. Mr. Silverman was Founder, Chairman and CEO of Paradise Valley Securities from 1987 to 1999. For most of his 30-year career in the securities business, Mr. Silverman concentrated in transactions for the financing of micro-cap and small-cap companies. Mr. Silverman has led financings aggregating over $500 million for close to 100 companies, including diverse industries such as airlines, food products, telecommunications, retail, media and life sciences.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 10, 2009                       ONCOLOGIX TECH, INC.


                                            By:  /s/  Anthony Silverman
                                               --------------------------------
                                                      Anthony Silverman,
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer